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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): June 21, 2005

                 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2005, providing for the issuance of the CHL Mortgage Pass-Through Trust 2005-15 Mortgage Pass-Through Certificates, Series 2005-15).

                                  CWMBS, INC.
          ----------------------------------------------------------

            (Exact name of registrant as specified in its charter)

         Delaware                       333-121249               95-4449516
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
      Incorporation)                                         Identification No.)

         4500 Park Granada, Calabasas, California                  91302
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         (Address of Principal Executive Offices)               (Zip Code)
       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01.    Other Events.
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     The financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appear in Item 8 of MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004, incorporated by reference in the prospectus supplement relating to CWMBS, Inc.'s Mortgage Pass-Through Certificates, Series 2005-15, have been incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

     The financial statements of MBIA Insurance Corporation, which appear in
Exhibit 99 of MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004, incorporated by reference in the prospectus supplement relating to CWMBS, Inc.'s Mortgage Pass-Through Certificates, Series 2005-15, have been incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

Item 9.01.  Financial Statements and Exhibits.
----------  ---------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.       Description
     -----------       -----------

     23.1              Consent of PricewaterhouseCoopers LLP



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                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWMBS, INC.




                                                    By: /s/ Darren Bigby
                                                        ----------------------
                                                    Darren Bigby
                                                    Vice President


Dated: June 21, 2005



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

                                 Exhibit Index
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Exhibit No.       Description
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23.1              Consent of PricewaterhouseCoopers LLP



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